EXHIBIT 10.1

           Agreements with Joseph Ardito, Jr. and Dr. Kenneth Shenkman
                             newagecities.com, Inc.
                             1401 Johnson Ferry Road
                                 Suite 328, F-36
                               Marietta, GA 30062


                                  June 30, 2001


Mr. Joseph Ardito, Jr.
newagecities.com, Inc.
1401 Johnson Ferry Road
Suite 328, F-36
Marietta, GA 30062

Dear Mr. Ardito:

         This is to advise that in lieu of cash payments owing to you for past due salaries and services rendered to newagecities.com, Inc. representing an obligation of the company in the aggregate amount of $76,359.77, newagecities.com, Inc. will issue to you 1,997,195 shares of its common stock. Kindly acknowledge your acceptance of this arrangement by executing this letter of agreement on the line provided below.


                                               Very truly yours,

                                               NEWAGECITIES.COM, INC.


                                              By: ______________________________

                                              Name: ____________________________

                                              Its: _____________________________





---------------------------
Joseph Ardito
                             newagecities.com, Inc.
                             1401 Johnson Ferry Road
                                 Suite 328, F-36
                               Marietta, GA 30062


                                  June 30, 2001


Dr. Kenneth Shenkman
newagecities.com, Inc.
1401 Johnson Ferry Road
Marietta, GA 30062

Dear Dr. Shenkman:

         This is to advise that in lieu of cash payments owing to you for past due salaries and services rendered to newagecities.com, Inc. representing an obligation of the company in the aggregate amount of $25,625, newagecities.com, Inc. will issue to you 605,000 shares of its common stock. Kindly acknowledge your acceptance of this arrangement by executing this letter of agreement on the line provided below.


                                               Very truly yours,

                                               NEWAGECITIES.COM, INC.



                                              By: ______________________________

                                              Name: ____________________________

                                              Its: _____________________________



-----------------------------
Dr. Kenneth Shenkman